Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Michael W. Dosland, President and Chief Executive Officer and Michael S. Moderski, Senior Vice President, and Chief Financial Officer of First Federal Bankshares, Inc. (the “Company”) each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-K for the fiscal year ended June 30, 2006 and that to the best of his knowledge:

(1) the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

September 13, 2006	/s/ Michael W. Dosland
Date	President and Chief Executive Officer

September 13, 2006	/s/ Michael S. Moderski
Date	Senior Vice President, and Chief Financial Officer